EXHIBIT 99.1
                                                  ------------
NEWS For Immediate Release
September 8, 2000                         For Further Information Contact:
                                          Edward M. George
                                          President & CEO
                                          (304) 234-9208

                                          Nasdaq Trading Symbol:  WSBC


E. M. George announced today that WesBanco will be a presenter at the Friedman, Billings, Ramsey & Co., Inc. Seventh Annual Investor Conference in Washington, D.C. Paul M. Limbert, Executive Vice President & Chief Financial Officer, will be presenting for WesBanco on September 12, 2000 at approximately 11:25 a.m. All public company presentations at this conference will be webcast at www.fbr.com.